MERRILL LYNCH FOCUS TWENTY FUND, INC.

                   Supplement dated June 30, 2005
  to the Statement of Additional Information dated March 29, 2005


The information appearing in the third paragraph in the section entitled "Investment Objectives and Policies" under the Caption "Part I: Information about Merrill Lynch Focus Twenty Fund, Inc." on page I-1 is revised by deleting such information and adding the following:

Companies are selected through a process of both top-down macro-economic analysis of economic and business conditions, and bottom-up analysis of the business fundamentals of individual companies. The Fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The stocks are selected from a universe of companies that Fund management believes have above average growth potential. Management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.

The first two paragraphs appearing in the section entitled "Information Regarding the Portfolio Managers" under the caption "IV. Management and Advisory Arrangements" on page I-9 is revised by deleting such information and adding the following:

The Fund is managed by Senior Portfolio Manager Lawrence Fuller and Associate Portfolio Manager Tom Burke, who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Fuller has been a Managing Director of Merrill Lynch Investment Managers ("MLIM"), an affiliate of the Manager, since 2000. He joined MLIM in 1992. Mr. Fuller has been a portfolio manager of the Fund since 2005. Tom Burke has been a Director of MLIM since 1998. He joined MLIM in 1993. Mr.
Burke has been a portfolio manager of the Fund since 2005. The investment team includes Analysts Karen Uzzolino and Michael Oberdorf.

Other Funds and Accounts Managed

The following table sets forth information as of May 31, 2005 about funds and accounts other than the Fund for which the Fund's portfolio managers are primarily responsible for the day-to-day management of the Fund's portfolio.

	Registered Investment Companies
Portfolio Manager	Number of Accounts	Total Assets
Lawrence Fuller	              7		$6,595,904,792
Tom Burke	              7		$6,595,904,792

	Other Pooled Investment Vehicles
		Number of Accounts	Total Assets
		               3		$200,659,569
		               3		$200,659,569

		Other Accounts
		Number of Accounts	Total Assets
		               3		$65,216,005
		               3		$65,216,005


The information appearing in the section entitled "Fund Ownership" under the caption "Information Regarding the Portfolio Managers" on page I-11 is revised by deleting such information and adding the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of May 31, 2005.

Portfolio Manager		Dollar Range
Lawrence Fuller		None
Tom Burke		None



Code #: 19081-0305SUP